SECURITIES AND EXCHANGE COMMISSION
Washington, DC 10549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2006

Clarion Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24690 (Commission File No.)	91-1407411 (IRS Employer Identification No.)

5041 68th Street SE Caledonia, Michigan (Address of Principal Executive Offices)	49316 (Zip Code)

616-233-6680
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment ofPrincipal Officers.

Effective September 18, 2006, Jeffrey W. Gillesse was appointed Chief Financial Officer of Clarion Technologies, Inc. Mr. Gillesse is 52 years old. From April 2006 to August 2006, Mr. Gillesse served as Vice President and Chief Financial Officer of Performance Transportation Services, Inc., an automotive transporter. From 2001 to 2006, Mr. Gillesse served as Chief Financial Officer and, from 2003 to 2006 also as Chief Operating Officer, of Bliss Clearing Niagara, Inc., an aftermarket parts manufacturer for stamping presses. Mr. Gillesse obtained a B.S. in Accounting from Ferris State University and is a certified public accountant.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 19, 2006	CLARION TECHNOLOGIES, INC. By: /s/ William Beckman —————————————— William Beckman President